U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):AUGUST 5,  2004
                                                        ---------------


                    INTERNATIONAL COMMERCIAL TELEVISION INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                  0-49638                 76-0621102
          --------                 -------                -------------
      (State or other            (Commission           (I.R.S. Employer
        Jurisdiction             File Number)         Identification No.)
      of incorporation)


              10245 SUNRISE PLACE NE
               BAINBRIDGE ISLAND, WA                         98110
          -----------------------------                     --------
        (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:       206.842.3729
                                                        ---------------


          (Former name or former address, if changed since last report)


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Items 1, 2, 3, 5, 6 and 8 are not applicable and are omitted from this report.

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------

On August 5, 2004 International Commercial Television Inc. (the "Company") dismissed its auditor, Moore, Stephens, Wurth, Frazer and Torbet, LLP ("MSWFT"). On August 5, 2004, the Company engaged new auditors as its independent accountants to audit its financial statements. The Company's Board of Directors approved the change of accountants to Dohan and Company, P.A., CPA's effective on August 5, 2004.

During the Company's recent fiscal years ended December 31, 2003 and December 31, 2002, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Moore, Stephens, Wurth, Frazer and Torbet, LLP ("MSWFT") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure other than the matters reported in the following paragraph. The report on the financial statements prepared by MSWFT for either of the fiscal years ended December 31, 2003 and December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report on the financial statements prepared by MSWFT for the years ended December 31, 2003 and December 31, 2002 was, however, modified as to uncertainty as the report contained a modifying paragraph with respect to the Company's ability to continue as a going concern.

On May 14, 2004, MSWFT issued a management letter outlining certain reportable conditions as follows: (i) effective January 1, 2005, management will be required to acknowledge its responsibility for establishing and maintaining adequate internal controls, including asserting their effectiveness in writing;
(ii) in regards to segregation of duties, to the extent possible, the Company should segregate certain oversight functions to serve as a check and balance and to maintain the best control system possible with the limited number of personnel; and (iii) minutes be promptly prepared and retained for all meetings of the Board of Directors.

The Company has provided MSWFT with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish the Company with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by MSWFT, dated August 6, 2004, is attached to this Form 8-K as an exhibit.

The Company has engaged the firm of Dohan and Company, P.A., CPA's as of August 5, 2004. In connection with the fiscal years ended December 31, 2003 and December 31, 2002 and any subsequent interim periods preceding the change in accountants, Dohan and Company, P.A., CPA's was not consulted on any matter relating to accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements. In connection with the fiscal years ended December 31, 2003 and December 31, 2002 and any subsequent interim periods preceding the change in accountants, Dohan and Company, P.A., CPA's did not provide any written or oral advice that was an important factor considered by it in reaching any decision as to the accounting, auditing or financial reporting issues.


ITEM  7.EXHIBITS
----------------

(16)
     Letter re: Change in certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERNATIONAL COMMERCIAL TELEVISION INC.



Date:    August 9, 2004            By:  /s/  Patrick Lavin
      -----------------------         ---------------------------------

                                  EXHIBIT INDEX

Exhibit  No.        Description
------------        -----------

    16                 Letter re: Change in certifying accountant